UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 1, 2015

TIPTREE FINANCIAL INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 446-1400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2015, Tiptree Financial Inc. (“Tiptree”), Tiptree Operating Company, LLC, a subsidiary of Tiptree (the “Operating Company”), and Reliance Holdings, LLC, a wholly-owned subsidiary of the Operating Company (together with the Operating Company and Tiptree, the “Buyer Group”) completed the acquisition (the “Acquisition”) all of the outstanding equity interests of Reliance First Capital, LLC (“Reliance”) pursuant to the Securities Purchase Agreement, dated as of November 24, 2015 as amended by the First Amendment to the Securities Purchase Agreement, dated July 1, 2015 (the “Purchase Agreement”) by and among the Buyer Group, Reliance and each equityholder of Reliance (the “Sellers”).
At the closing of the Acquisition, the Buyer Group paid the Sellers an aggregate consideration equal to (i) $7,500,000 in cash and (ii) 1,625,500 shares of Class A Common Stock of Tiptree. In addition, the Buyer Group will pay the Sellers up to 2,000,000 additional shares of Class A Common Stock of Tiptree, to be paid annually over three years if Reliance achieves specified performance metrics after the closing of the Acquisition and in certain other circumstances.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 10.20 to the Annual Report on Form 10-K for the year ended December 31, 2014, filed by the Registrant with the U.S. Securities and Exchange Commission on March 31, 2015, and is incorporated into this Current Report by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 is hereby incorporated by reference in this Item 3.02. On July 1, 2015, in connection with the closing of the Acquisition, Tiptree issued 1,625,500 shares of its Class A Common Stock to the Sellers in reliance on the exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Tiptree has agreed to file a registration statement for the resale of these shares by the Sellers.

Item 7.01	Regulation FD Disclosure.

On July 1, 2015, the Registrant issued a press release announcing that it had completed the previously announced acquisition of Reliance. A copy of the press release is furnished herewith as Exhibit 99.1.
The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

99.1	Tiptree Financial Inc. press release, dated July 1, 2015.
10.1
First Amendment to Securities Purchase Agreement by and among Reliance Holdings, LLC, Tiptree Operating Company, LLC, Tiptree Financial Inc., Reliance First Capital, LLC and each equityholder of Reliance First Capital, LLC, dated as of July 1, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE FINANCIAL INC.

Date: July 1, 2015	By:	/s/ Geoffrey Kauffman
Name: Geoffrey Kauffman
Title: Co-Chief Executive Officer